Business Combinations	12 Months Ended
Jan. 31, 2026
Text block [abstract]
Business Combinations
5.	BUSINESS COMBINATIONS
On July 1, 2025, the Company completed the acquisition of 100% of the outstanding shares of Smartscale Newco AG (“Smartscale”), a subsidiary of MG Biketec GmbH for a consideration payable on the realisation of financial targets (“Contingent consideration”). The fair value of the Contingent consideration is based on management’s assessment of the likelihood to achieve the financial targets and is valued at CHF
13.5
million ($
23.7
million) as at January 31, 2026. The consideration has been mostly allocated to goodwill that arises from expected synergies and future growth. Smartscale, which is located in Huttwil, Switzerland, provides comprehensive support to
e-bike
manufacturers and dealers by offering system components for
e-bikes.
The Company’s consolidated statement of net income included the operating results of Smartscale since the acquisition date. Since July 1, 2025, the revenues and net income of Smartscale were not significant, and had the Company acquired Smartscale at the beginning of the twelve-month period ended January 31, 2026, the increase to its revenues and net income would also not have been significant.
The Company incurred acquisition-related costs of $
0.8
million, which have been recorded in general and administrative expenses.